Table of Contents
      USAA Family of Funds                                         1
      Message from the President                                   2
      Investment Review:
         USAA California Bond Fund                                 4
         USAA California Money Market Fund                        10
      Financial Information:
         Independent Auditors' Report                             13
         Statements of Assets and Liabilities                     14
         Portfolios of Investments in Securities:
            USAA California Bond Fund                             16
            USAA California Money Market Fund                     21
         Notes to Portfolios of Investments in Securities         26
         Statements of Operations                                 27
         Statements of Changes in Net Assets                      28
         Notes to Financial Statements                            29



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



                          USAA Family of Funds Summary

        Fund                                              Minimum
      Type/Name                   Volatility            Investment*
-------------------------------------------------------------------
CAPITAL APPRECIATION
===================================================================
 Aggressive Growth                Very high                $3,000
 Emerging Markets(1)              Very high                $3,000
 USAA First Start Growth          Moderate to high         $3,000
 Gold(1)                          Very high                $3,000
 Growth                           Moderate to high         $3,000
 Growth & Income                  Moderate                 $3,000
 International(1)                 Moderate to high         $3,000
 S&P 500 Index(2)                 Moderate                 $3,000
 Science & Technology(5)          Very high                $3,000
 World Growth(1)                  Moderate to high         $3,000

ASSET ALLOCATION
====================================================================
 Balanced Strategy(1)             Moderate                 $3,000
 Cornerstone Strategy(1)          Moderate                 $3,000
 Growth and Tax
  Strategy(3)                     Moderate                 $3,000
 Growth Strategy(1)               Moderate to high         $3,000
 Income Strategy                  Low to moderate          $3,000

INCOME -TAXABLE
====================================================================
 GNMA                             Low to moderate          $3,000
 Income                           Moderate                 $3,000
 Income Stock                     Moderate                 $3,000
 Short-Term Bond                  Low                      $3,000

INCOME - TAX EXEMPT
====================================================================
 Long-Term(3)                     Moderate                 $3,000
 Intermediate-Term(3)             Low to moderate          $3,000
 Short-Term(3)                    Low                      $3,000
 State Bond Income(3)**           Moderate                 $3,000

MONEY MARKET
====================================================================
 Money Market(4)                  Very low                 $3,000
 Tax Exempt
  Money Market(3),(4)             Very low                 $3,000
 Treasury Money
  Market Trust(4)                 Very low                 $3,000
 State Money Market(3),(4)**      Very low                 $3,000




(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


   In the last few years I have  turned my  attention more and more to the
   subject  of  tax-efficient  investing.   Though a  few fund  companies
   are beginning to write about this subject, it remains off the beaten track of mutual fund investing. But I believe it is of great importance.


[PHOTOGRAPH OF PRESIDENT: MICHAEL J.C. ROTH, CFA APPEARS HERE]


Just recently a close friend whom I have advised for years asked me, "Will my tax bracket be lower when I retire?" I told him, "No. I will not permit that." I believe that much financial planning makes an invalid assumption that a retiree's tax bracket will fall substantially when retirement comes. But it is quite possible for a person whose income is in a high tax bracket to build an estate that will sustain that bracket upon retirement. If that occurs, tax-efficient investing can be very important.

For a mutual fund investor that means maximizing potential tax-exempt income and long-term capital gains. Unfortunately all of the distributions from IRAs, 401(k)s, and variable annuities will be taxed as ordinary income. But a non-sheltered portfolio of index funds or efficiently run equity portfolios can be harvested principally as long-term capital gains at a 20% tax rate. And an accompanying investment in tax-exempt funds may provide the fixed-income buffer to stock market risk along with the potential for significant tax-exempt returns. Such a non-sheltered portfolio may be a valuable addition to an individual's investment plan and may provide valuable assistance while you live through your retirement.

Much of the attention of financial planners is concentrated on preparing for retirement. You must not overlook the fact that you have a good possibility of enjoying decades of reward for your good planning after you retire.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.



Investment Review


USAA CALIFORNIA BOND FUND

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade California tax-exempt securities.

-----------------------------------------------------------------------------
                                             3/31/97            3/31/98
=============================================================================
  Net Assets                            $440.2 Million       $533.7 Million
  Net Asset Value Per Share                 $10.50               $11.17
-----------------------------------------------------------------------------



-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 3/31/98
=============================================================================
      1 Year     5 Years     Since Inception on 8/1/89      30-Day SEC Yield
      12.33%      7.02%                 7.88%                     4.53%
-----------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA California Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average. The data points from the graph are as follows:

USAA  California Bond Fund

  Year             Amount
--------          -------
08/01/89          $10,000
08/31/89          $ 9,823
02/28/90          $10,160
08/31/90          $10,391
02/28/91          $11,155
08/31/91          $11,686
02/29/92          $12,193
08/31/92          $12,842
02/28/93          $13,891
08/31/93          $14,575
02/28/94          $14,639
08/31/94          $14,233
02/28/95          $14,649
08/31/95          $15,371
02/29/96          $16,382
08/31/96          $16,557
02/28/97          $17,472
08/31/97          $18,231
02/28/98          $19,279
03/31/98          $19,316

Lehman Brothers Municipal Bond Index

Year               Amount
----               ------
08/01/89          $10,000
08/31/89          $ 9,902
02/28/90          $10,294
08/31/90          $10,538
02/28/91          $11,243
08/31/91          $11,780
02/29/92          $12,366
08/31/92          $13,095
02/28/93          $14,068
08/31/93          $14,693
02/28/94          $14,847
08/31/94          $14,714
02/28/95          $15,127
08/31/95          $16,018
02/29/96          $16,798
08/31/96          $16,857
02/28/97          $17,723
08/31/97          $18,416
02/28/98          $19,343
03/31/98          $19,360

Lipper California Municipal Debt Funds Average

Year               Amount
----               ------
08/01/89          $10,000
08/31/89          $ 9,883
02/28/90          $10,210
08/31/90          $10,386
02/28/91          $11,022
08/31/91          $11,551
02/29/92          $12,061
08/31/92          $12,756
02/28/93          $13,740
08/31/93          $14,369
02/28/94          $14,495
08/31/94          $14,191
02/28/95          $14,555
08/31/95          $15,209
02/29/96          $16,085
08/31/96          $16,090
02/28/97          $16,859
08/31/97          $17,560
02/28/98          $18,457
03/31/98          $18,456

Data since inception on 8/1/89 through 3/31/98

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper California Municipal Debt Funds Average is the average performance level of all California Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.




Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: ROBERT R. PARISEAU, CFA IS HERE]

THE ECONOMY
The U.S. economy continues its 8th year of expansion with remarkably few signs of inflation. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") fell to a decade low of 5.69% on January 12, 1998. Nevertheless, bond investors now seem less confident that the weakness in Asia, higher productivity, El Nino, a relatively tight monetary policy and other factors will suppress inflationary pressures. Concerns over the robust U.S. economy have been a recurrent theme for many months now. Currently, investors seem to lack a consensus regarding the direction of the next interest rate adjustment by the Federal Open Market Committee (FOMC, or "the Fed"). Personally, I'm more confident that economic conditions are more akin to the stable prices and real growth experienced in the 1950s than the high inflation of the 1970s.

YOUR DIVIDEND YIELD
As interest rates have fallen, our sales force has received inquiries from investors asking whether high coupon(1) bonds will be called away from various USAA tax-exempt funds. These investors are obviously concerned that their fund's yield will drop dramatically. The majority of municipal bonds permit issuers to "call," or redeem, a bond many years before the stated maturity. Typically, municipal bonds may not be called until after ten years from the date of issue. An issuer would call, or refinance, a bond for the same primary reason that a homeowner would refinance a mortgage -- when interest rates drop sufficiently to more than offset the cost of refinancing.

Let me assure you that I am very conscious of call features. I continually evaluate the relative market value of various bond coupons and their respective call dates. For high coupon bonds, I typically hold them as long as possible. If I sold a higher coupon bond at a large premium (i.e. market value exceeds face value), the Fund would lose the tax-exempt income stream prematurely. In addition, the transaction may trigger a federal capital gain tax for our investors. I consciously manage the Fund to minimize capital gain distributions. When high coupon bonds are eventually called, typically the impact on the Fund's distribution yield is quite muted, maybe a few basis points (a basis point is 0.01%) for even a very large position of the Fund's highest yielding bond.

PORTFOLIO STRATEGY
I focus primarily on generating maximum tax-exempt income that potentially could produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives, nor do I hedge the portfolio with futures contracts. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. In fact, since inception, the California Bond Fund has never distributed income that was subject to the AMT. Of course, I would certainly advise our shareholders if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT. I remain cautious about investing in municipal lease obligations.

(1) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000= $65) normally in two semiannual payments of $32.50 for the life of the bond.

In the graphic below, notice that income typically is the largest component of total return.

                     Average Annual Compounded Returns with
          Reinvestment of Dividends - Periods Ending March 31, 1998

-------------------------------------------------------------------------------
                       TOTAL               DIVIDEND               PRICE
                      RETURN     EQUALS     RETURN     PLUS      CHANGE
-------------------------------------------------------------------------------
        Since 8/1/89   7.88%        =        6.26%       +        1.62%
-------------------------------------------------------------------------------
        5 Years        7.02%        =        5.89%       +        1.13%
-------------------------------------------------------------------------------
        1 Year        12.33%        =        5.95%       +        6.38%
-------------------------------------------------------------------------------



A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA California Bond Fund for the 8-year period ended March 31, 1998.

Total Return for years                        **Compounded Dividend
        ended                                 Yield for years ended:
----------------------                        ----------------------
03/31/90        1.97%                          03/31/90        4.47%
03/31/91        9.46%                          03/31/91        7.10%
03/31/92        9.52%                          03/31/92        6.81%
03/31/93       12.56%                          03/31/93        6.51%
03/31/94        0.31%                          03/31/94        5.15%
03/31/95        6.89%                          03/31/95        6.19%
03/31/96        9.35%                          03/31/96        6.08%
03/31/97        6.60%                          03/31/97        5.93%
03/31/98       12.33%                          03/31/98        5.95%




Change in Share Price
----------------------
03/31/90       -2.50%
03/31/91        2.36%
03/31/92        2.71%
03/31/93        6.05%
03/31/94       -4.84%
03/31/95        0.70%
03/31/96        3.27%
03/31/97        0.67%
03/31/98        6.38%


*Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

THE MUNICIPAL MARKET
Interest rates have fallen almost the entire fiscal year. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") began the fiscal year at 7.10% and ended the period at 5.93%. The tone of the municipal bond market is similar to what I described last September in the Semiannual Report. In general, the municipal market does not reward an investor for buying bonds much beyond 20 years in maturity, although on occasion I have found some interesting values. And similar to last fall, I have been buying fewer BBB and A-rated bonds compared to the past, because of their low yields relative to higher rated bonds.

YOUR FUND'S PERFORMANCE -- MORNINGSTAR 5 STAR FUND
Your Fund's net asset value per share increased by $.67, or 6.4%, since March 31, 1997. I'm very pleased to say that your Fund's performance earned 5-star ratings from Morningstar for the overall, 3-, and 5-year periods ended March 31, 1998, overall and among 1,525 and 782 funds, respectively, in the municipal bond fund category.(2) The Fund's performance compared very favorably to its peer group.

While past performance is no guarantee of future results, the Fund's dividend distribution yield(3) for the past 12 months was 5.36%, as compared to the Lipper's California Municipal Debt Funds average of 4.70% for the 104 funds in the category.* For the same period and category, the Fund's total return(4) was 12.33% as compared to the Lipper average of 10.85%.




                   12 MONTH DIVIDEND YIELD
                   -----------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA California Bond Fund to the 12 Month
Dividend Yield of the Lipper California Municipal Debt Funds Average from 3/31/91 to 3/31/98.


             USAA California Bond                  Lipper California Municipal
                Fund Yield                         Debt Funds Average Yield
             --------------------                  --------------------------
03/31/91          6.63%                                         6.6%
03/31/92          6.4%                                         6.39%
03/31/93          5.77%                                        5.77%
03/31/94          5.8%                                         5.74%
03/31/95          5.83%                                        5.55%
03/31/96          5.74%                                        5.21%
03/31/97          5.77%                                        5.06%
03/31/98          5.36%                                         4.7%

The graph represents data from  3/31/91-3/31/98.

* Refer to page 4 for the Lipper Average definition.

Past  performance is no guarantee of future results.
(2) Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars, and the next 22.5% receive four stars.
(3) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(4) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distributions.


THE STATE OF CALIFORNIA
California's broad-based economic expansion owes much to the high technology, electronic manufacturing, motion picture/television production, and business services industries. Reflecting this robust environment, California's annual unemployment rate improved to 6.3% in 1997 compared to 7.2% in 1996 and the national rate of 4.9% in 1997. Expectations are for healthy economic growth in 1998. The Asian economic crisis may slow California's growth, but the extent is not clear. Fitch IBCA recently upgraded the state's credit rating to "AA-" while Moody's and Standard & Poor's maintain their A1 and A+ ratings, respectively.

The state budget relies heavily upon two revenue sources for 80% of General Fund revenues. These two sources, the state personal income tax and sales tax, are very sensitive to economic cycles. The economic rebound has boosted revenues from these taxes significantly -- a critical contribution to the state's improved financial position. However, the state's budget reserve languishes at relatively low levels and remains a concern. Governor Wilson has proposed issuing about $7 billion in bonds over the next year for education, water, prisons and various other projects. We will closely monitor these and other issues that might impact your Fund's holdings.

The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.

To match the USAA California Bond Fund's closing 30-Day SEC yield of 4.53% and:
------------------------------------------------------------------------------
 Assuming California State Tax Rate of:    8.00%     9.30%     9.30%     9.30%
  and a Marginal Federal Tax Rate of:        28%       31%       36%     39.6%
------------------------------------------------------------------------------
A fully Taxable Investment must pay:       6.84%     7.24%     7.80%     8.27%
------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance of the USAA Family of Funds.


                     ---------------------
                     PORTFOLIO RATINGS/MIX
                         MARCH 31, 1998
                     ---------------------

A pie chart is shown here depicting the Portfolio Mix as of March 31, 1998 of the USAA California Bond Fund to be:
AA - 9%,  AAA - 37%,  A - 31%, BBB - 23%


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAAIMCO to be of equivalent investment quality to categories AAA and BBB account for 1.7% and 5%, respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 16 for a complete listing of the Portfolio of Investments in Securities.



Investment Review
USAA CALIFORNIA MONEY MARKET FUND

OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.


------------------------------------------------------------------------------
                                           3/31/97                3/31/98
==============================================================================
  Net Assets                            $341.1 Million        $431.8 Million
  Net Asset Value Per Share                 $1.00                  $1.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY SIMPLE YIELD AS OF 3/31/98
==============================================================================
      1 Year     5 Years     Since Inception on 8/1/89     7-Day Simple Yield
       3.35%      3.06%                3.59%                       3.31%
------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


----------------------
7-DAY YIELD COMPARISON
----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7 day Yield of the USAA California Money Market Fund and the IBC/Donoghue's State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free): California Money Funds.

                      USAA California
                      Money Market Fund                       IBC/Donoghue
                      -----------------                       ------------
03/25/97                   3.01%                                  2.63%
04/29/97                   3.76%                                  3.49%
05/27/97                   3.54%                                   3.2%
06/24/97                   3.59%                                  3.24%
07/29/97                   3.28%                                  2.94%
08/26/97                   3.03%                                   2.7%
09/30/97                   3.58%                                  3.21%
10/28/97                   3.3%                                   2.97%
11/25/97                   3.54%                                  3.14%
12/30/97                   3.63%                                  3.22%
01/27/98                   3.12%                                  2.75%
02/24/98                   3.09%                                  2.58%
03/30/98                   3.29%*                                 2.89%*

Data represent the last Monday of each month
*Ending date 3/30/98



The graph tracks the Fund's 7-day simple yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): California Money Funds, an average of money market fund yields.



Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER:  JOHN C. BONNELL, CFA IS HERE]


THE MARKET
How long can the economy continue to expand? How long can inflation stay low despite rising wages and falling unemployment? To what extent will Asian economic problems affect our economy? Who knows!

It certainly would be nice to have the foresight to answer the above questions, but even with the correct answers, one would not know whether to lock in one year rates or invest in shorter term securities. As mentioned in the last semiannual report, the short-term municipal market is primarily driven by supply and demand relationships.

The Federal Reserve increased the federal funds rate (the rate banks charge one another for overnight loans) .25% in March 1997. The Fed has been on hold since then. For the last twelve months, one year treasury bill yields generally declined within a range of 6.07% to 5.08%, and ended March 1998 at 5.39%. During the same period, yields on municipal notes, as measured by the Bond Buyer's One-Year Note Index,(1) ranged from 3.97% to 3.51%, and ended March 1998 at 3.64%. Supply and demand factors caused a spike up in yield at the end of the calendar year. Yields were low during the first three months of 1998 as the market experienced large cash inflows (which increased demand) during a period of little new supply. How long will this continue? Again, no one really knows. However certain seasonal factors and corporate buying habits are more predictable and should produce buying opportunities to lock in higher yields.


(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.


STRATEGY
Your Fund strives to meet its objective in any prevailing market environment. Rather than trying to predict future interest rates, we focus on buying the best relative value in the market at any given time. This reflects our longstanding commitment to credit research, and a judgment as to whether the Fund would be sufficiently compensated with additional yield to invest in longer term securities. Because of the lack of supply during the first three months of 1998(and low yields on what was available), your Fund's average maturity is relatively short. This will provide the liquidity necessary to take advantage of higher yields during the coming months as opportunities arise.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1998, your Fund ranked 2 out of 44 California Money Market Funds according to IBC Financial Data, Inc. with a compounded dividend yield of 3.30%. The average for the category over the same period was 2.98%.

CALIFORNIA
California's economy continues to improve. The broad-based economic expansion is characterized by major gains in high technology manufacturing and services, including computer software, electronic manufacturing, and motion picture/television production, as well as other business services. Reflecting this business environment, California's annual unemployment rate improved to 6.3% in 1997 from 7.2% in 1996. The corresponding national rates were 4.9% in 1997 and 5.4% in 1996. Expectations are for the economy to show healthy growth in 1998, although the Asian economic crisis is expected to have some diminishing effects on the state's economy.

The state budget, with its high reliance on the cyclically sensitive personal income tax and sales tax, has benefited from the economic rebound, and this is reflected in the state's improved financial condition. Despite this improvement, minimal state budget reserves pose vulnerability and remain a concern.

The state's debt position is moderate but expected to increase given the Governor's proposal to issue approximately $7 billion in bonds over the next year. Proceeds will be used for education, water, prisons and various other projects. Fitch IBCA recently upgraded the state's credit rating to "AA-" while Moody's and Standard & Poor's maintain their A1 and A+ ratings, respectively.



------------------------------------
CUMULATIVE PERFORMANCE COMPARISON
------------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment of the USAA California Money Market Fund. The data is from 8/01/89 to 3/31/98. The data points from the graph are as follows:

USAA  California Money Market Fund

  Year             Amount
-------           -------
08/01/89          $10,000
08/31/89          $10,044
02/28/90          $10,324
08/31/90          $10,609
02/28/91          $10,893
08/31/91          $11,128
02/29/92          $11,347
08/31/92          $11,512
02/28/93          $11,655
08/31/93          $11,790
02/28/94          $11,916
08/31/94          $12,057
02/28/95          $12,250
08/31/95          $12,477
02/28/96          $12,697
08/31/96          $12,899
02/28/97          $13,105
08/31/97          $13,323
02/28/98          $13,543
03/31/98          $13,579


Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

An investment in this Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 21 for a complete listing of the Portfolio of Investments in Securities.




                          Independent Auditors' Report


The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, of the USAA California Bond and USAA California Money Market Funds, portfolios of the USAA Tax Exempt Fund, Inc. as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights presented in note 7 to the financial statements for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond and USAA California Money Market Funds, portfolios of the USAA Tax Exempt Fund, Inc. as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                         KPMG Peat Marwick LLP


San Antonio, Texas
May 8, 1998





STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)
March 31, 1998

                                                                                        USAA
                                                                        USAA          California
                                                                     California      Money Market
                                                                      Bond Fund           Fund
                                                                   ------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $487,339 and $424,416, respectively)        $ 529,818        $ 424,416
   Cash                                                                     386              935
   Receivables:
      Capital shares sold                                                    30              607
      Interest                                                            7,838            3,871
      Securities sold                                                     -                3,082
                                                                      ---------         --------
         Total assets                                                   538,072          432,911
                                                                      ---------         --------


LIABILITIES
   Securities purchased                                                   2,985              -
   Capital shares redeemed                                                  381              907
   USAA Investment Management Company                                       142              116
   USAA Transfer Agency Company                                              13               16
   Accounts payable and accrued expenses                                     57               58
   Dividends on capital shares                                              747               60
                                                                      ---------        ---------
         Total liabilities                                                4,325            1,157
                                                                      ---------        ---------
            Net assets applicable to capital shares outstanding       $ 533,747        $ 431,754
                                                                      =========        =========


REPRESENTED BY:
   Paid-in capital                                                    $ 491,508        $ 431,754
   Accumulated net realized loss on investments                            (240)             -
   Net unrealized appreciation of investments                            42,479              -
                                                                      ---------        ---------
            Net assets applicable to capital shares outstanding       $ 533,747        $ 431,754
                                                                      =========        =========
   Capital shares outstanding                                            47,782          431,754
                                                                      =========        =========
   Authorized shares of $.01 par value                                   60,000          625,000
                                                                      =========        =========
   Net asset value, redemption price, and offering price per share    $   11.17        $    1.00
                                                                      =========        =========

See accompanying notes to financial statements.





CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998


Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

         (1)   Municipal Bond Insurance Association.
         (2)   AMBAC Indemnity Corp.
         (3)   Financial Guaranty Insurance Co.
         (4)   Financial Security Assurance, Inc.
         (5)   College Construction Loan Insurance Association.

The insurance does not guarantee the market value of the municipal bonds.



PORTFOLIO DESCRIPTION ABBREVIATIONS
COP      Certificate of Participation
CP       Commercial Paper
CRE      Credit Enhanced
GO       General Obligation
IDA      Industrial Development
           Authority/Agency
IDRB     Industrial Development
           Revenue Bond
MFH      Multi-Family Housing
PCRB     Pollution Control Revenue Bond
RAN      Revenue Anticipation Note
RB       Revenue Bond
TRAN     Tax Revenue Anticipation Note





USAA CALIFORNIA BOND FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)
March 31, 1998


  Principal                                              Coupon       Final      Market
   Amount                Security                         Rate       Maturity     Value
----------------------------------------------------------------------------------------
                 FIXED RATE INSTRUMENTS (99.0%)
            California (95.0%)
            Adelanto School District GO,
  $ 4,715    Series 1997A (CRE) 1,c                       5.67%     9/01/21    $   1,397
    5,530    Series 1997A (CRE) 1,c                       5.67      9/01/22        1,554
    5,190   Alameda Housing Auth. MFH RB,
             Series 1989A                                 7.50      2/20/31        5,361
    7,500   Antelope Valley Healthcare District RB,
             Series 1997B (CRE)4                          5.20      1/01/27        7,324
    4,210   Campbell Union School District GO,
             Series 1998 (CRE) 3,c                        5.20      8/01/19        1,391
   30,000   Central Valley Finance Auth. RB,
             Series 1993                                  6.20      7/01/20       31,790
            Commerce Community Development
             Commission Tax Allocation Bonds,
    3,740    Series 1997A, Project #1 (CRE) 1,c           5.50      8/01/22        1,056
    3,740    Series 1997A, Project #1 (CRE) 1,c           5.50      8/01/23        1,001
            Contra Costa Water District RB,
    7,175    Series D (CRE)2                              6.38     10/01/22        7,979
    2,650    Series G (CRE)1                              5.50     10/01/19        2,728
            Department of Water Resources RB,
   11,000    Series Ka                                    6.00     12/01/21       11,961
    5,400    Series L                                     5.75     12/01/19        5,636
    5,000   Desert Hospital District COP (CRE) 4,a        6.39      7/28/20        5,539
            Educational Facilities Auth. RB,
    9,500    Series 1991 (CRE)a                           7.15      5/01/21       10,539
    5,000    Series 1992                                  6.00      2/15/17        5,295
    1,775    Series 1992                                  6.88      9/01/22        2,000
    8,990    Series 1992                                  6.50     10/01/22       10,012
    9,000    Series 1994 (CRE)5                           6.20      5/01/21        9,872
    8,015    Series 1995                                  6.00     10/01/25        8,491
    8,050    Series 1995A                                 5.60     12/01/20        8,230
            Fontana Unified School District Zero
             Coupon Convertible GO,
    2,500    Series 1990D (CRE) 3,c                       5.80      5/01/17        2,371
    2,000    Series 1990D (CRE) 3,c                       5.85      5/01/22        1,889
    8,270   Foothill/Eastern Transportation Corridor
             Agency RB, Series 1995A                      5.00      1/01/35        7,768
    2,385   Fresno COP, Series 1991                       8.50      5/01/16        2,543
            Health Facilities Financing Auth. RB,
    8,000    Series 1990a                                 7.50     10/01/10        8,811
    6,500    Series 1990A (CRE)                           7.70      9/01/10        7,144
   35,000    Series 1990Ae                                6.50     12/01/20       37,387
   11,500    Series 1991 (CRE)                            6.75      6/01/21       12,373
    3,175    Series 1992A (CRE)1                          6.38     10/01/22        3,471
    3,500    Series 1993C                                 5.60      5/01/33        3,561
    2,000    Series 1994 (CRE)                            6.50      9/01/14        2,209
    5,000    Series 1994A                                 6.63      7/01/18        5,544
    1,000    Series 1997A (CRE)                           5.50      1/01/19        1,024
    6,200    Series 1997C (CRE) 4,d                       5.13      8/15/22        6,094
    4,180   Hollister Joint Powers Financing Auth. RB     5.90     12/01/23        4,328
            Housing Finance Agency Home
             Mortgage RB,
      865    Series 1988F                                 7.88      8/01/19          887
   10,310    Series 1991Fe                                6.85      8/01/17       11,010
    5,990    Series 1994A                                 6.55      8/01/26        6,427
    3,000   Housing Finance Agency MFH RB,
             Series 1996A (CRE)2                          6.05      8/01/27        3,160
    1,500   Housing Finance Agency RB,
             Series 1997D                                 5.85      8/01/17        1,579
    5,455   Imperial Beach MFH RB, Series 1995A           6.45      9/01/25        5,827
    5,000   Metropolitan Water District RB,
             Series 1992                                  5.50      7/01/19        5,103
   12,000   Modesto Irrigation District RB,
             Series 1992A (CRE)2                          6.13      9/01/19       13,185
    3,000   Mojave Water Agency Improvement
             District GOa                                 6.60      9/01/22        3,359
   10,975   New Haven Unified School District GO,
             Series 1997A (CRE) 4,c                       6.10      8/01/21        2,944
   10,570   Pleasanton Joint Powers Financing
             Auth. RB, Series 1993A                       6.15      9/02/12       11,318
   13,400   Riverside County Public Financing Auth.
             Tax Allocation RB, Series 1997A              5.63     10/01/33       13,639
            Sacramento Cogeneration Auth. RB,
    3,700    Series 1995                                  5.88      7/01/15        3,881
    6,500    Series 1995                                  6.50      7/01/21        7,102
    6,000    Series 1995                                  6.00      7/01/22        6,363
    7,040   San Diego MFH RB, Series 1995A                6.45      5/01/25        7,482
            San Joaquin Hills Transportation Corridor
             Agency RB,
   13,500    Senior Lien a                                6.75      1/01/32       15,261
   97,650    Series 1997A (CRE) 1,c                       5.67      1/15/32       16,729
   10,035   San Joaquin Hills Transportation Corridor
             Agency Senior Lien RB                        5.00      1/01/33        9,513
   11,320   San Mateo Sewer RB, Series 1992 (CRE)2        6.30      8/01/17       12,328
   12,455   Southern California Public Power Auth. RB,
             Series 1989 (CRE)                            6.00      7/01/18       12,721
            Statewide Communities Development
             Auth. COP,
   13,500    Huntington Memorial Hospital (CRE)5          5.80      7/01/26       14,323
    5,420    Lutheran Homes (CRE)                         5.75     11/15/21        5,661
    4,000    Series 1996A (CRE)                           5.50      9/01/14        4,105
    1,055    The Arc of San Diego (CRE)                   5.63      5/01/21        1,092
    1,000   Stockton Health Facilities RB, Series A       5.70     12/01/14        1,022
            Suisun City Public Financing Auth. RB,
   12,055    Series A c                                   5.32     10/01/28        2,352
   20,080    Series A c                                   5.37     10/01/33        2,946
            Univ. of California RB,
   12,000    Series 1991A a,e                             6.88      9/01/16       13,520
    4,000    Series 1996 (CRE)2                           5.75      7/01/24        4,219
   18,000   Vallejo Sanitation and Flood Control COP,
             Series 1993 (CRE) 3,d                        5.00      7/01/19       17,859
            Washington Township Hospital RB,
    9,500    Series 1993                                  5.50      7/01/18        9,572
    7,845    Series 1993                                  5.25      7/01/23        7,726
            Watsonville Insured Hospital RB,
    5,000    Series 1995A (CRE)                           6.35      7/01/24        5,456
    1,515    Series 1996A (CRE)                           6.20      7/01/12        1,688

            Puerto Rico (4.0%)
            Electric Power Auth. RB,
   10,500    Series 1995Z                                 5.25      7/01/21       10,429
   10,000    Series X                                     6.13      7/01/21       10,912
                                                                                --------
            Total fixed rate instruments (cost: $485,894)                        528,373
                                                                                --------

                        VARIABLE RATE DEMAND NOTES (0.3%)
            California
      200   Chula Vista IDRB, Series 1996A                3.70      7/01/21          200
      945   Irvine Assessment District RB,
             Number 94-15 (CRE)                           4.10      9/02/20          945
      300   Irvine Ranch Water District RB,
             Series 1991 (CRE)                            3.80      8/01/16          300
                                                                                --------
            Total variable rate demand notes (cost: $1,445)                        1,445
                                                                                --------
            Total investments (cost: $487,339)                                  $529,818
                                                                                ========



                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Hospitals                                        21.2%
            Electric/Gas Utilities - Municipal               15.6
            Water/Sewer Utilities - Municipal                13.0
            Escrowed   Bonds                                 12.9
            Education                                         8.2
            Toll Roads                                        6.4
            Real Estate Tax/Free                              6.1
            Multi-Family Housing                              4.1
            Nursing/Continuing  Care Centers                  4.0
            Single-Family Housing                             3.7
            General Obligations                               2.2
            Healthcare -  Miscellaneous                       1.2
            Buildings                                          .5
            Special Assessment/Tax/Fee                         .2
                                                            ------
            Total                                            99.3%
                                                            ======




USAA CALIFORNIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)
March 31, 1998




  Principal                                             Coupon       Final
   Amount       Security                                 Rate       Maturity      Value
---------------------------------------------------------------------------------------
                  VARIABLE RATE DEMAND NOTES (64.9%)
            California
  $ 6,770   Alameda Contra Costa Schools Financing
             Auth. COP, Series 1996A (CRE)               3.45%     7/01/16    $   6,770
    2,000   Alameda County IDA IDRB, Series 1994         3.65      6/01/04        2,000
    3,800   Central Unified School District COP,
             Series 1995 (CRE)                           3.75      6/01/15        3,800
    9,100   Corona MFH RB, Series 1985B (CRE)b           3.80      2/01/05        9,100
    7,280   Covina Redevelopment Agency MFH RB,
             Series 1994A (CRE)                          3.80     12/01/15        7,280
    4,250   Educational Facilities Auth. RB,
             Series 1997 (CRE)                           3.55      3/01/27        4,250
    4,800   Fillmore COP, Series 1997 (CRE)              3.65      5/01/29        4,800
            Foothill/Eastern Transportation
             Corridor Agency RB,
      600    Series 1995D (CRE)                          4.40      1/02/35          600
   10,900    Series 1995E (CRE)                          3.30      1/02/35       10,900
            Fremont COP,
    2,500    Series 1991 (CRE)                           4.20      8/01/22        2,500
    2,000    Series 1998 (CRE)                           3.45      8/01/28        2,000
    4,500   Gardena Financing Agency RB,
             Series 1991 (CRE)                           4.10      9/01/11        4,500
   10,925   Grand Terrace MFH RB,
             Series 1985A (CRE)                          4.25     12/01/11       10,925
    4,900   Huntington Beach MFH RB,
             Series 1985A (CRE)                          4.00      2/01/10        4,900
    3,455   Irvine Assessment District RB,
             Number 94-15 (CRE)                          4.00      9/02/20        3,455
            Irvine Ranch Water District RB,
    2,000    Series 1991 (CRE)                           3.80      8/01/16        2,000
    3,600    Series 1993 (CRE)                           3.80      4/01/33        3,600
   13,200    Series 1993A (CRE)                          3.75      5/01/09       13,200
    9,000   Lancaster MFH RB, Series 1984A (CRE)b        3.75     11/01/04        9,000
    7,000   Loma Linda Water RB, Series 1995 (CRE)       3.75      6/01/25        7,000
            Los Angeles County Housing Auth. MFH RB,
    6,500    Series 1985H (CRE)                          4.25     12/01/07        6,500
    2,500    Series 1991A (CRE)                          4.40     12/01/15        2,500
    2,629    Series 1991B (CRE)                          4.40     12/01/15        2,629
    3,950    Series 1994B (CRE)                          3.80      9/01/18        3,950
    4,300   Monrovia Redevelopment Agency COP,
             Series 1984 (CRE)                           3.65     12/01/14        4,300
    2,625   Montebello Public Improvement Corp.
             COP, Series 1997B (CRE)                     4.05      4/01/25        2,625
   12,000   Monterey County Financing Auth. RB,
             Series 1995A (CRE)                          4.30      9/01/36       12,000
    7,950   Monterey Regional Waste Management
             Auth. RB, Series 1995A (CRE)                4.30      4/01/15        7,950
    8,715   Moreno Valley COP (CRE)                      3.65      6/01/27        8,715
    2,400   Ontario Redevelopment Agency Housing
             Financing RB, Series 1997A (CRE)            3.95      9/01/27        2,400
            Orange County Apartment
             Development RB,
    8,100    Series 1984D (CRE)                          3.78      8/01/19        8,100
    2,300    Series 1985T (CRE)b                         3.80     10/01/07        2,300
   14,145    Series 1992B (CRE)                          3.75     11/01/05       14,145
    7,940   Orange County Sanitation District COP,
             Series 1990-92A (CRE)                       3.80      8/01/15        7,940
    6,300   Orange County Special Financing Auth. RB,
             Series 1995B (CRE)                          4.05     11/01/14        6,300
    1,000   Pomona Public Financing Auth. RB,
             Series 1994M (CRE)                          3.95      2/01/09        1,000
    5,890   Riverside County Housing Auth. MFH RB,
             Series 1985-0 (CRE)b                        3.80     12/01/05        5,890
            Sacramento County MFH RB,
      900    Series 1985B (CRE)                          4.30      4/15/07          900
    4,055    Series 1985E (CRE)                          3.50      9/15/07        4,055
    4,000    Series 1996D (CRE)                          4.35     12/01/21        4,000
    8,200   San Bernardino County COP,
             Series 1996 (CRE)                           3.65     11/01/25        8,200
            San Bernardino County MFH RB,
      550    Series 1985A (CRE)b                         3.80      6/01/05          550
    1,500    Series 1985B (CRE)b                         3.80      6/01/05        1,500
    5,025   San Bernardino IDA RB,
             Series 1992 (CRE)                           3.75      2/01/12        5,025
    8,300   San Diego MFH RB, Series 1993A (CRE)         3.95     12/01/15        8,300
    5,750   Statewide Communities Development
             Auth. RB, Series 1995D (CRE)                3.70     12/01/22        5,750
            Statewide Communities Development
             Auth. COP,
    2,200    Covenant Retirement Communities,
             Series 1992 (CRE)                           3.50     12/01/22        2,200
    3,775    Institute for Defense Analysis,
             Series 1992 (CRE)                           3.70     11/01/22        3,775
    7,535    Northern California Retired
             Officers Community, Series 1996 (CRE)       3.75      6/01/26        7,535
   16,000   Torrance Hospital RB, Series 1992 (CRE)      3.60      2/01/22       16,000
      700   Union City MFH RB, Series 1989B (CRE)        4.30     11/01/07          700
                                                                              ---------
            Total variable rate demand notes (cost: $280,314)                   280,314
                                                                              ---------

                                PUT BONDS (4.8%)
            California
            Pollution Control Financing Auth. PCRB,
    2,660    Series 1984                                 4.00      5/15/02        2,660
    5,260    Series 1984B                                3.90      6/15/05        5,260
   12,700   Public Capital Improvement Finance Auth.
             RB, Series 1988C (CRE)                      3.60      6/01/28       12,700
                                                                              ---------
            Total put bonds (cost: $20,620)                                      20,620
                                                                              ---------

                         FIXED RATE INSTRUMENTS (28.6%)
            California
    2,350   Auburn Union School District TRAN,
             Series 1997                                 4.25     10/13/98        2,355
   15,000   State GO Tax Exempt CP Notes                 3.25      4/03/98       15,000
    3,400   Long Beach TRAN, Series 1997-98              4.50     10/08/98        3,412
   15,000   Los Angeles Department of Water and
             Power CP (CRE)                              3.10      4/01/98       15,000
    4,050   New Haven Unified School District TRAN,
             Series 1997                                 4.25      6/30/98        4,054
    4,600   Orange County Fire Auth. TRAN,
             Series 1997                                 4.25      9/17/98        4,607
    2,500   Placer Union High School District
             GO TRAN, Series 1997                        4.45      9/10/98        2,506
    8,700   Pomona GO TRAN, Series 1997                  4.50      7/16/98        8,713
    6,000   State RAN, Series 1997                       4.50      6/30/98        6,014
   13,500   San Bernardino County GO TRAN,
             Series 1997-98A                             4.50      6/30/98       13,523
    1,620   San Leandro Unified School District
             GO TRAN, Series 1997                        4.25      6/30/98        1,621
   10,500   San Ramon Valley Unified School District
             TRAN, Series 1997 - 1998                    4.00     11/11/98       10,508
    7,210   Santa Rosa High School District TRAN,
             Series 1997-98                              4.50      7/02/98        7,221
   17,400   School Cash Reserve Program Auth. RB,
             Series 1997A (CRE) 2                        4.75      7/02/98       17,437
    9,000   Whittier Union High School District
             GO TRAN, Series 1997                        4.25      6/30/98        9,009
    2,500   Yucaipa-Calimesa Joint Unified School
             District GO TRAN, Series 1997               4.25      6/30/98        2,502
                                                                              ---------
            Total fixed rate instruments (cost: $123,482)                       123,482
                                                                              ---------
            Total investments (cost: $424,416)                                $ 424,416
                                                                              =========



                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Multi-Family Housing                              24.3%
            General Obligations                               20.5
            Water/Sewer  Utilities - Municipal                11.7
            Buildings                                          5.0
            Education                                          5.0
            Nursing Care                                       4.2
            Hospitals                                          3.7
            Appropriated  Debt                                 3.5
            Electric/Gas  Utilities  -  Municipal              3.5
            Finance  -   Municipal                             2.9
            Special   Assessment/Tax/Fee                       2.8
            Toll Roads                                         2.7
            Lodging/Hotel                                      2.2
            Oil - International  Integrated                    1.8
            Solid Waste Disposal                               1.8
            Other                                              2.7
                                                              ----
            Total                                             98.3%
                                                              ====




NOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) These securities were purchased within the terms of a private placement memorandum and are subject to a seven day demand feature. Under procedures adopted by the Board of Directors, the adviser has determined that these securities are liquid. At March 31, 1998, these securities represented 6.6% of the USAA California Money Market Fund's net assets.

(c) Zero Coupon security. Rate represents the effective yield at date of purchase. For the USAA California Bond Fund these securities represented 6.7% of the Fund's net assets.

(d) At March 31, 1998, the cost of securities purchased on a delayed delivery basis for the USAA California Bond Fund was $3.0 million.

(e) At March 31, 1998, these securities were segregated to cover delayed delivery purchases.

See accompanying notes to financial statements.




STATEMENTS OF OPERATIONS
(IN THOUSANDS)
Year ended March 31, 1998


                                                                        USAA
                                                         USAA        California
                                                      California    Money Market
                                                       Bond Fund        Fund
                                                       -------------------------
Net investment income:
   Interest income                                       $28,632      $14,173
                                                         -------      -------
   Expenses:
      Management fees                                      1,548        1,212
      Transfer agent's fees                                  236          200
      Custodian's fees                                        92          102
      Postage                                                 14           16
      Shareholder reporting fees                               5            8
      Directors' fees                                          4            4
      Registration fees                                       17            6
      Professional fees                                       22           22
      Other                                                   15           12
                                                         -------      -------
         Total expenses                                    1,953        1,582
                                                         -------      -------
            Net investment income                         26,679       12,591
                                                         -------      -------
Net realized and unrealized gain on investments:
      Net realized gain                                    3,782         -
      Change in net unrealized appreciation/depreciation  25,458         -
                                                         -------      -------
            Net realized and unrealized gain              29,240         -
                                                         -------      -------
Increase in net assets resulting from operations         $55,919      $12,591
                                                         =======      =======

See accompanying notes to financial statements.




STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended March 31,



                                                        USAA                   USAA
                                                     California             California
                                                     Bond Fund          Money Market Fund
                                              ---------------------------------------------
                                                 1998        1997         1998       1997
                                              ---------------------------------------------
From operations:
   Net investment income                      $ 26,679     $ 24,521    $ 12,591    $  9,994
   Net realized gain on investments              3,782        3,635        -           -
   Change in net unrealized appreciation/
      depreciation of investments               25,458         (890)       -           -
                                              --------     --------    --------    --------
      Increase in net assets resulting from
         operations                             55,919       27,266      12,591       9,994
                                              --------     --------    --------    --------
Distributions to shareholders from:
   Net investment income                       (26,679)     (24,521)    (12,591)     (9,994)
                                              --------     --------    --------    --------
From capital share transactions:
   Proceeds from shares sold                    94,320       66,664     453,369     371,516
   Dividend reinvestments                       18,614       16,992      11,833       9,315
   Cost of shares redeemed                     (48,658)     (55,350)   (374,576)   (336,052)
                                              --------     --------    --------    --------
      Increase in net assets from
         capital share transactions             64,276       28,306      90,626      44,779
                                              --------     --------    --------    --------
Net increase in net assets                      93,516       31,051      90,626      44,779
Net assets:
   Beginning of period                         440,231      409,180     341,128     296,349
                                              --------     --------    --------    --------
   End of period                              $533,747     $440,231    $431,754    $341,128
                                              ========     ========    ========    ========
Change in shares outstanding:
   Shares sold                                   8,611        6,327     453,369     371,516
   Shares issued for dividends reinvested        1,696        1,610      11,833       9,315
   Shares redeemed                              (4,451)      (5,255)   (374,576)   (336,052)
                                              --------     --------    --------    --------
      Increase in shares outstanding             5,856        2,682      90,626      44,779
                                              ========     ========    ========    ========


See accompanying notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

March 31, 1998




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA California Bond Fund and USAA California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The USAA California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the USAA California Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1998.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1998, the USAA California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $240 thousand which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The Funds completed their fiscal year on March 31, 1998. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal and California state income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1998.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1998 were as follows:

                        USAA California    USAA California
                           Bond Fund      Money Market Fund
                            ($000)             ($000)
                        -----------------------------------
Purchases                  $161,026           $815,189
Sales/maturities           $ 97,373           $727,798

For the USAA California Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1998 was as follows:
                           Appreciation       Depreciation           Net
                              ($000)             ($000)            ($000)
                           ------------------------------------------------
USAA California Bond Fund  $  42,684          $    205             $42,479



(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.



(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                             Year Ended March 31,
                            ------------------------------------------------------
                              1998        1997       1996       1995        1994
                            ------------------------------------------------------
Net asset value at
   beginning of period      $  10.50    $  10.43   $   10.10  $   10.03   $  10.75
Net investment income            .60         .61         .60        .59        .59
Net realized and
   unrealized gain(loss)         .67         .07         .33        .07       (.52)
Distributions from net
   investment income            (.60)       (.61)       (.60)      (.59)      (.59)
Distributions of realized
   capital gains                 -           -           -          -         (.20)
                            --------    --------   ---------  ---------   --------
Net asset value at
   end of period            $  11.17    $  10.50   $   10.43  $   10.10   $  10.03
                            ========    ========   =========  =========   ========
Total return(%)*               12.33        6.60        9.35       6.89        .31
Net assets at end
   of period(000)           $533,747    $440,231   $ 409,180  $ 372,877   $382,766
Ratio of expenses to
   average net assets(%)         .40         .41         .42        .44        .44
Ratio of net investment
   income to average
   net assets(%)                5.47        5.74        5.74       5.98       5.40
Portfolio turnover(%)          20.16       23.72       23.09      28.86     102.85



*Assumes reinvestment of all dividend income and capital gains distributions during the period.



                                           Year Ended March 31,
                            ------------------------------------------------------
                              1998        1997       1996       1995        1994
                            ------------------------------------------------------
Net asset value at
   beginning of period      $   1.00    $   1.00   $    1.00  $    1.00   $   1.00
Net investment income            .03         .03         .04        .03        .02
Distributions from net
   investment income            (.03)       (.03)       (.04)      (.03)      (.02)
                            --------    --------   ---------  ---------   --------
Net asset value at
   end of period            $   1.00    $   1.00   $    1.00  $    1.00   $   1.00
                            ========    ========   =========  =========   ========
Total return(%)*                3.35        3.23        3.58       2.94       2.22
Net assets at end
   of period(000)           $431,754    $341,128   $ 296,349  $ 266,764   $247,303
Ratio of expenses to
   average net assets(%)         .41         .45         .47        .47        .49
Ratio of net investment
   income to average
   net assets(%)                3.30        3.19        3.52       2.91       2.19

  *Assumes reinvestment of all dividend income distributions during the period.



                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205




                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777